Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED COMBINED
FINANCIAL STATEMENTS

The following unaudited pro forma condensed combined financial statements have been prepared to give effect to the combination of National Technical Systems, Inc. ("NTS"), and DTI Holdings, LLC, doing business as Dynamic Testing ("DTI") using the purchase method of accounting and the assumptions and adjustments described in the accompanying notes to the unaudited pro forma condensed combined financial statements. NTS's fiscal year ends on January 31 of each year, while DTI's fiscal year ends on December 31 of each year. Accordingly, as permitted by Regulation S-X under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended for purposes of the pro forma combined income statement, the NTS historical results for the year ended January 31, 2003 have been combined with DTI historical results for the year ended December 31, 2002. For purposes of the pro forma combined balance sheet, the NTS historical financial position as of January 31, 2003 has been combined with DTI historical financial position as of December 31, 2002. The pro forma condensed consolidated statements of operations ("pro forma statements of operations") for the nine months ended October 31, 2003 were prepared as if the acquisition of DTI occurred on February 1, 2003. Because DTI's year ends December 31, the statement of operations for the ten months ended October 31, 2003 was adjusted by subtracting the month of January 2003. The pro forma statements of operations for NTS at October 31, 2003 is based on historical information.

The pro forma financial statements are not intended to represent or be indicative of the consolidated results of operations or financial condition of NTS that would have been reported had the acquisition been completed as of the dates presented, and should not be taken as representative of the future consolidated results of operations or financial condition of NTS.

Uaudited Pro Forma Condensed Combined Balance Sheet
                                                                National
                                                                Technical     DTI Holdings,  Pro.Forma          Oro Forma
                                                                Systems, Inc.     LLC        Adjustments        Combined
                                                                January 31,   December 31,
                                                                   2003           2002
                                                              -------------------------------------------------------------
Assets
Current assets:
   Cash                                                        $  3,559,000   $    72,000   $         -       $  3,631,000
   Accounts receivable, net                                      20,252,000       500,000             -         20,752,000
   Taxes receivable                                                 110,000             -             -            110,000
   Inventories                                                    2,471,000        25,000             -          2,496,000
   Prepaid expenses                                               1,110,000        11,000             -          1,121,000
   Deferred income taxes                                          1,469,000             -             -          1,469,000
                                                              ------------------------------------------      -------------
     Total current assets                                        28,971,000       608,000             -         29,579,000

Property, plant and equipment                                    77,634,000     1,956,000             -         79,590,000
Less: accumulated depreciation                                  (48,857,000)     (579,000)            -        (49,436,000)
                                                              ------------------------------------------      -------------
    Net property, plant and equipment                            28,777,000     1,377,000             -         30,154,000

Goodwill                                                            870,000        39,000     1,832,000  (a)     2,741,000
Intangible assets                                                    80,000             -        50,000  (a)       130,000
Other assets                                                      2,636,000             -             -                  -
                                                              ------------------------------------------      -------------
     Total other assets                                           3,586,000        39,000     1,882,000          5,507,000

Total assets                                                   $ 61,334,000   $ 2,024,000   $ 1,882,000       $ 65,240,000
                                                              ==========================================      =============

Liabilities and Shareholders' Equity
Current liabilities:
   Accounts payable                                            $  4,666,000   $    25,000   $         -       $  4,691,000
   Accrued expenses                                               3,585,000       146,000             -          3,731,000
   Deferred income                                                  175,000             -             -            175,000
   Current portion of long-term debt                              1,253,000        33,000       (33,000) (b)     1,253,000
                                                              ------------------------------------------      -------------
     Total current liabilities                                    9,679,000       204,000       (33,000)         9,850,000

Long-term debt, excluding current installments                   19,863,000       189,000       915,000  (c)    20,967,000
Deferred income taxes                                             4,428,000             -             -          4,428,000
Deferred compensation                                               796,000             -             -            796,000
Minority Interest                                                   151,000             -             -            151,000

Shareholders' equity:
   Common stock of no par value                                  12,638,000             -     1,000,000  (d)    13,638,000
   Retained earnings                                             13,779,000             -     1,631,000  (e)    15,410,000
   Members equity                                                         -     1,631,000    (1,631,000)                 -
                                                              ------------------------------------------      -------------
     Total Shareholders' Equity                                  26,417,000     1,631,000     1,000,000         29,048,000

Total Liabilities and Shareholders' Equity                     $ 61,334,000   $ 2,024,000   $ 1,882,000       $ 65,240,000
                                                              ==========================================      =============

See accompying notes.

Uaudited Pro Forma Condensed Combined Income Statement

                                                                National
                                                                Technical     DTI Holdings,  Pro.Forma          Oro Forma
                                                                Systems, Inc.     LLC        Adjustments        Combined
                                                                January 31,   December 31,
                                                                   2003           2002
                                                              -------------------------------------------------------------

Net revenues                                                   $ 85,121,000   $ 3,702,000   $         -       $ 88,823,000
Cost of sales                                                    65,945,000     1,444,000             -         67,389,000
                                                              ------------------------------------------      -------------
Gross profit                                                     19,176,000     2,258,000             -         21,434,000

Selling, general and administrative expense                      16,412,000     1,021,000             -         17,433,000
                                                              ------------------------------------------      -------------

Operating income                                                  2,764,000     1,237,000             -          4,001,000
                                                              ------------------------------------------      -------------

Other income (expense):
   Interest (expense), net                                       (1,226,000)      (79,000)            -         (1,305,000)
   Other income (expense)                                            11,000        22,000             -             33,000
                                                              ------------------------------------------      -------------
Total other income (expense)                                     (1,215,000)      (57,000)            -         (1,272,000)

Income before income taxes and minority interest                  1,549,000     1,180,000             -          2,729,000
Income taxes                                                       (676,000)            -      (515,000) (f)    (1,191,000)
                                                              ------------------------------------------      -------------
Income before minority interest                                     873,000     1,180,000      (515,000)         1,538,000

Minority interest                                                   (15,000)            -             -            (15,000)
                                                              ------------------------------------------      -------------
Net income                                                     $    858,000   $ 1,180,000   $  (515,000)      $  1,523,000
                                                              ==========================================      =============
Net income per common share:
  Basic                                                        $       0.10   $         -   $         -       $       0.17
  Diluted                                                      $       0.10   $         -   $         -       $       0.17

Weighted average common shares outstanding                        8,656,000             -       196,000  (d)     8,852,000
Dilutive effect of stock options                                     39,000             -             -             39,000
Weighted average common shares outstanding,                   ------------------------------------------      -------------
  assuming dilution                                               8,695,000             -       196,000          8,891,000
                                                              ==========================================      =============
See accompanying notes.

Uaudited Pro Forma Condensed Combined Income Statement
                                                                                 As of October 31, 2003
                                                                National
                                                                Technical     DTI Holdings,  Pro.Forma          Oro Forma
                                                                Systems, Inc.     LLC        Adjustments        Combined
                                                              -------------------------------------------------------------

Net revenues                                                   $ 79,640,000   $ 2,506,000   $         -       $ 82,146,000
Cost of sales                                                    61,916,000       910,000             -         62,826,000
                                                              ------------------------------------------      -------------
     Gross profit                                                17,724,000     1,596,000             -         19,320,000

Selling, general and administrative expense                      15,111,000       858,000             -         15,969,000
                                                              ------------------------------------------      -------------

   Operating income                                               2,613,000       738,000             -          3,351,000
                                                              ------------------------------------------      -------------
Other income (expense):
   Interest expense, net                                           (855,000)      (16,000)            -           (871,000)
   Other                                                             50,000             -             -             50,000
                                                              ------------------------------------------      -------------
Total other expense                                                (805,000)      (16,000)            -           (821,000)

Income before income taxes and minority interest                  1,808,000       722,000             -          2,530,000
Income taxes                                                       (838,000)            -      (336,000) (f)    (1,174,000)
                                                              ------------------------------------------      -------------
Income before minority interest                                     970,000       722,000      (336,000)         1,356,000

Minority interest                                                   (29,000)            -             -            (29,000)
                                                              ------------------------------------------      -------------
Net income                                                     $    941,000   $   722,000   $  (336,000)      $  1,327,000
                                                              ==========================================      =============
Net income per common share:
  Basic                                                        $       0.11   $         -   $         -       $       0.15
  Diluted                                                      $       0.10   $         -   $         -       $       0.14

Weighted average common shares outstanding                        8,629,000             -       196,000  (d)     8,825,000
Dilutive effect of stock options                                    531,000             -             -            531,000
Weighted average common shares outstanding,                   ------------------------------------------      -------------
  assuming dilution                                               9,160,000             -       196,000          9,356,000
                                                              ==========================================      =============

See accompanying notes.

(a) Adjustment to record the estimate of the fair value of DTI goodwill and other intangible assets.
(b) Adjustment to record the payoff of current portion of bank loan.
(c) Adjustment to record the payoff of long term portion of DTI bank loan and record borrowings under the NTS line of credit.
(d) Adjustment to record the issuance of 195,695 shares of NTS common stock  at $5.11 per share.
(e) Adjustment to eliminate historical Members' Equity.
(f) Adjustment to record income taxes on DTI earnings.